SUPPLEMENT DATED MAY 29, 2019

TO THE PACIFIC SELECT FUNDS SUMMARY PROSPECTUS FOR

EMERGING MARKETS PORTFOLIO

DATED MAY 1, 2019

This supplement revises the Pacific Select Funds Summary Prospectus for Emerging Markets Portfolio dated May 1, 2019 (the “Prospectus”) and must be preceded or accompanied by the Prospectus. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

NOTICE OF SUBADVISOR CHANGE OF EMERGING MARKETS PORTFOLIO

Effective May 24, 2019, OppenheimerFunds, Inc. (“Oppenheimer”), sub-adviser to the Emerging Markets Portfolio (the “Fund”) was acquired by Invesco Ltd., the parent of Invesco Advisors, Inc. (“Invesco”), sub-adviser to another series of the Trust, pursuant to an agreement reached between Invesco Ltd. and Oppenheimer’s indirect parent company, Massachusetts Mutual Life Insurance Company. As a result of this corporate action, the Board of Trustees of Pacific Select Fund, including a majority of the independent trustees, approved the termination of Oppenheimer and the appointment of Invesco as sub-adviser to the Fund effective May 24, 2019.  Invesco and Oppenheimer have informed the Trust that there will be no changes to the portfolio managers of the Fund, who will continue to provide the same services to the Fund. In addition, the fees and expenses of the Fund are not expected to change as a result of this change.

In the Performance subsection, the following paragraph is added after the first paragraph:

Invesco Advisers, Inc. began managing the Fund on May 24, 2019. Another firm managed the Fund before that date.

Also, in the Management subsection, the reference to “OppenheimerFunds, Inc.” is deleted and replaced with “Invesco Advisers, Inc.”